SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549



                                   FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




        Date of report (Date of earliest event reported)  June 8, 1995




                            STOKELY-VAN CAMP, INC.
            (Exact name of Registrant as specified in its charter)




          Indiana             1-2944              35-0690290
          (State or other     (Commission         (I.R.S. Employer
          jurisdiction of     File Number)        Identification No.)
          incorporation)





         Quaker Tower,  P.O. Box 049001, Chicago, Illinois  60604-9001
                   (Address of principal executive offices)


                                 312-222-7111
                (Registrant's telephone number, including area code)












Item 2.  Acquisition or Disposition of Assets

On June 8, 1995, The Quaker Oats Company, a New Jersey corporation ("Quaker") and Stokely-Van Camp, Inc., an Indiana corporation, a wholly-owned subsidiary of Quaker and the Registrant herein (the "Company"), completed the sale to Hunt-Wesson, Inc., a Delaware corporation ("Hunt-Wesson") and a wholly-owned subsidiary of ConAgra, Inc., of certain assets, liabilities and obligations of its Van Camp canned bean business. The sale of the Company's Van Camp business was part of the overall sale by Quaker of its bean, chili and related products businesses (including the Company's Van Camp products and Quaker's Wolf Brand products). The aggregate purchase price for such businesses was determined by arms'-length negotiation between the Company, Quaker and Hunt-Wesson. Of the aggregate purchase price for the businesses, $94.4 million has been allocated to the sale of the Company's Van Camp business. The acquisition was made pursuant to the Asset Purchase and Sale Agreement dated May 1, 1995, among the Company, Quaker and Hunt-Wesson, as supplemented by Supplement No. 1 thereto among such parties, dated June 8, 1995. The assets sold with respect to the Company's Van Camp business included, among other things, machinery, equipment, inventory, books and records, intellectual and intangible property, and the Company's manufacturing facility in Newport, Tennessee. The liabilities assumed consist primarily of employee vacation accruals. Major brands sold by the Company include Van Camp's canned pork and beans and Beanee Weenee canned beans and wieners.

Item 7.  Financial Statements and Exhibits

(b) Unaudited pro forma combined financial information with respect to the disposition of the Van Camp Business is attached as an exhibit to this Form 8-K.

(c) Exhibits (listed by numbers corresponding to the provisions of Item 601 of Regulation S-K)

     (2)(a) Asset Purchase and Sale Agreement dated May 1, 1995, among the Company, Quaker and Hunt-Wesson.

     (2)(b) Supplement No. 1 to Asset Purchase and Sale Agreement dated June 8, 1995, among the Company, Quaker and Hunt-Wesson.

     (99) Unaudited pro forma combined financial information of the Company with respect to the disposition of the Van Camp Business.









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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUAKER OATS COMPANY



By   Thomas L. Gettings
     Thomas L. Gettings
     Vice President and
     Corporate Controller


Date:  June 23, 1995





















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                           EXHIBIT INDEX


                                                    Electronic (E) or
         Exhibit                                    Incorporated by
         Number          Exhibit Description        Reference (IBRF)

         (2)(a)          Asset Purchase and Sale            E
                         Agreement dated May 1,
                         1995, among the Company,
                         Quaker and Hunt-Wesson.

         (2)(b)          Supplement No. 1 to Asset          E
                         Purchase and Sale Agreement
                         dated June 8, 1995, among
                         the Company, Quaker and
                         Hunt-Wesson.

         (99)            Unaudited pro forma combined       E
                         financial information of the
                         Company with respect to the
                         disposition of the Van Camp
                         Business.




















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